CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Denis Curran, President of The New Ireland Fund, Inc. (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:    JULY 7, 2003                             /S/ DENIS CURRAN
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                                                  Denis Curran, President
                                                  (principal executive officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Lelia Long, Treasurer of The New Ireland Fund, Inc. (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:    JULY 7, 2003                              /S/ LELIA LONG
     -------------------------------               ---------------------------
                                                   Lelia Long, Treasurer
                                                   (principal financial officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.